UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2019

Streamline Health Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28132	31-1455414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1175 Peachtree Street NE, 10th Floor

Atlanta, GA 30361

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:	(888) 997-8732

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STRM	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 2, 2020, Streamline Health Solutions, Inc. (the “Company”) issued a press release announcing the Company’s determination that it will no longer need to amend previously filed financial statements to resolve certain amortization issues, which were previously announced on December 9, 2019, and that the Company will release its third quarter 2019 financial performance for the period ended October 31, 2019 on January 8, 2020 after the close of the financial markets.

A copy of the press release, dated January 2, 2020, is attached hereto as Exhibit 99.1.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As reported by the Company in its Form 12b-25 Notification of Late Filing with the U.S. Securities and Exchange Commission (the “SEC”) on December 16, 2019, the Company was unable to file its Quarterly Report on Form 10-Q (the "Form 10-Q") for the quarter ended October 31, 2019 within the prescribed time period.

On December 24, 2019, the Company received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC ("NASDAQ") stating that NASDAQ has determined that the Company is not in compliance with NASDAQ Listing Rule 5250(c)(1) due to the Company’s failure to timely file its Form 10-Q for the quarter ended October 31, 2019 with the SEC.

The NASDAQ notification letter notes that the Company is required to submit a plan to regain compliance with NASDAQ's filing requirements for continued listing within sixty (60) calendar days of the date of the NASDAQ notification letter. Upon acceptance of the Company’s compliance plan, NASDAQ is permitted to grant an extension of up to one hundred eighty (180) days from the Form 10-Q's filing date for the Company to regain compliance with NASDAQ's filing requirements for continued listing.

The NASDAQ notification letter has no immediate effect on the listing or trading of the Company’s common stock on The NASDAQ Capital Market.

The Company anticipates that it will file its Form 10-Q with the SEC on or about January 6, 2020, and thereby regain compliance with the NASDAQ continued listing requirements eliminating the need for the Company to submit a formal plan to regain compliance.

A copy of the press release, dated January 2, 2020, disclosing the Company’s receipt of the NASDAQ notification letter is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated January 2, 2020.

99.2	Press release, dated January 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date:	January 2, 2020	By:	/s/ Thomas J. Gibson
		Name:	Thomas J. Gibson
		Title:	Chief Financial Officer